Exhibit 99.1
5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8800
Contact: Roland O. Burns
Sr. Vice President and Chief Financial Officer
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
THIRD QUARTER 2007 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 5, 2007– Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and nine months ended September 30, 2007.

Financial Results for the Three Months and Nine Months Ended September 30, 2007

Comstock reported net income of $16.4 million or 37¢ per diluted share for the three months ended September 30, 2007 as compared to 2006's third quarter net income of $17.0 million or 39¢ per diluted share.  The 2006 results include a $1.2 million unrealized gain on derivative financial instruments.  Without this gain Comstock would have had net income of $16.3 million or 37¢ per diluted share.  The third quarter results reflect strong production growth from the Company's successful drilling activities.  Comstock's production in the third quarter of 2007 increased 35% to 23.1 billion cubic feet equivalent of natural gas ("Bcfe") as compared to production of 17.1 Bcfe in the third quarter of 2006.  Onshore production has increased 38% and offshore production was up 31% from the third quarter of 2006.  The third quarter average daily production rate of 251 million cubic feet of natural gas equivalent ("Mmcfe") also has increased 6% from the second quarter 2007 production rate of 236 Mmcfe per day.  Oil prices also improved from the third quarter of 2006.  Realized oil prices in the third quarter of 2007 averaged $72.57 per barrel, 10% higher than the $65.95 per barrel in 2006's third quarter.  Natural gas prices realized in the third quarter of 2007 averaged $6.35 per Mcf, 4% lower than the $6.63 per Mcf for 2006.  The 35% production increase caused third quarter 2007's oil and gas sales to increase 32% to $171.1 million from 2006's third quarter sales of $129.3 million.  Operating cash flow (before changes in working capital accounts) generated by Comstock in 2007's third quarter of $115.9 million increased 30% over 2006's third quarter cash flow of $89.3 million.  EBITDAX or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses increased 35% to $133.2 million in 2007's third quarter over 2006's third quarter EBITDAX of $98.8 million.

Comstock reported net income of $47.2 million or $1.05 per diluted share for the nine months ended September 30, 2007 as compared to 2006's net income of $62.3 million or $1.42 per diluted share.  The 2006 results include a $11.3 million unrealized gain on derivative financial instruments.  Without this gain, Comstock would have had net income of $54.7 million or $1.25 per diluted share.

Financial results for the first nine months of 2007 also reflect the Company's strong production growth in 2007.  Comstock's production in the first nine months of 2007 increased 32% to 64.6 Bcfe as compared to production of 49.1 Bcfe in the first nine months of 2006.  Onshore production has increased 25% and offshore production was up 40% over the first nine months of 2006.  Realized oil prices in the first nine months of 2007 averaged $63.45 per barrel, slightly above the $63.06 per barrel realized in 2006.  The production gains and higher crude oil prices for the first nine months of 2007 were offset in part by lower natural gas prices.  The Company's realized natural gas price averaged $6.93 per Mcf in 2007's first nine months, 3% lower than the $7.13 per Mcf in 2006's first nine months.  Oil and gas sales of $491.3 million for the first nine months of 2007 increased 28% from 2006's first nine months sales of $385.2 million.  Operating cash flow (before changes in working capital accounts) generated by Comstock in 2007's first nine months of $343.7 million increased 28% from 2006's first nine months cash flow of $267.7 million.  EBITDAX was $388.0 million in 2007's first nine months, a 32% increase over 2006's first nine months EBITDAX of $294.7 million.

Nine Months 2007 Drilling Results

Comstock also announced the results to date of its 2007 drilling program.  In the first nine months of 2007 Comstock drilled 142 wells (111.2 net).  One hundred twenty-nine of the wells drilled were successful and thirteen were dry holes.

Comstock has spent $287.0 million during the first nine months of 2007 for its onshore acquisition, exploration and development activities, comprised of $31.2 million for acquisitions of producing properties, $255.6 million in capital expenditures for lease acquisition, drilling and other development activity and $0.2 million for seismic data acquisition and other geologic and geophysical costs.  During the last quarter of 2007, the Company expects to make an additional $74.0 million in capital expenditures on its onshore properties.

Onshore, Comstock drilled 124 (97.5 net) development wells in the first nine months of 2007 with 122 (95.8 net) being successful.  Of the four (2.7 net) onshore exploratory wells, one (0.6 net) was successful.  Comstock drilled 95 successful wells (76.0 net) in its East Texas and North Louisiana region which have been tested at an average per well initial production rate of 1.3 Mmcfe per day.  At September 30, 2007 Comstock had six additional wells in this region that were being drilled which are part of Comstock's 125 well drilling program planned in this region for 2007.  Production in this region has increased 37% in the first nine months of 2007 as compared to the first nine months of 2006 as a result of this drilling program.

In South Texas, Comstock drilled eighteen successful wells (12.5 net) and one (0.1 net) unsuccessful well during the first nine months of 2007.  The successful wells had an average per well initial production rate of 5.9 Mmcfe per day.  Six of the successful wells were in the Las Hermanitas field in Duval County, Texas, five were in the Javelina Field in Hidalgo County, four were in the Company's Ball Ranch field, two were in the Double A Wells field and one was in the Tom East field.  Comstock had two rigs drilling in this region on September 30, 2007.

Comstock drilled thirteen wells (11.5 net) in Mississippi during the first nine months of 2007, eleven of which were successful.  Six of these wells were tested at an average per well initial production rate of 184 barrels of oil per day and two wells tested at 1.7 Mmcf of natural gas per day.  Comstock also had one (0.2 net) successful well in the San Juan Basin.

Comstock's offshore operations are conducted by its 49% owned subsidiary, Bois d'Arc Energy, Inc. (NYSE: BDE) ("Bois d'Arc").  Bois d'Arc spent $172.1 million during the first nine months of 2007 for its exploration and development activities, comprised of $167.1 million in capital expenditures for lease acquisition, drilling, facilities and other development activity and $5.0 million for seismic data acquisition and other geologic and geophysical costs.  Since the beginning of 2007, Bois d'Arc has drilled six (5.6 net) successful wells out of a total of fourteen (11.0 net) wells drilled.  Despite the lower drilling success rate, Bois d'Arc has had successful results from its exploration focused drilling program.  Bois d'Arc estimates that 2007 discoveries and the performance of its M-8 Sand water flood project at its Ship Shoal 113 unit have added in excess of 100 Bcfe of net proved reserves in 2007.  During the last quarter of 2007, Bois d'Arc expects to make an additional $48.0 million in capital expenditures.  Bois d'Arc is currently drilling a development well in the Ship Shoal 113 Unit and will then drill an 18,500 foot well to test its "Chinook" prospect in South Pelto block 21.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is a growing independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas, Louisiana and the Gulf of Mexico.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Oil and gas sales	$171,074	$129,251	$491,309	$385,153
Operating expenses:
Oil and gas operating	34,005	26,904	91,268	78,220
Exploration	5,710	8,069	36,709	16,662
Depreciation, depletion and amortization	62,420	40,709	178,887	104,457
Impairment	826	1,389	826	10,169
General and administrative	8,676	7,370	26,540	22,738

Total operating expenses	111,637	84,441	334,230	232,246

Income from operations	59,437	44,810	157,079	152,907

Other income (expenses):
Interest income	410	258	1,041	724
Other income	154	187	505	616
Interest expense	(11,225)	(6,733)	(29,880)	(18,322)
Gain on derivatives	—	1,180	—	10,608

Total other income (expenses)	(10,661)	(5,108)	(28,334)	(6,374)

Income before income taxes and minority interest	48,776	39,702	128,745	146,533
Provision for income taxes	(21,570)	(16,662)	(55,955)	(61,847)
Minority interest in earnings of Bois d'Arc Energy	(10,778)	(6,004)	(25,587)	(22,433)

Net income	$16,428	$17,036	$47,203	$62,253

Net income per share:
Basic	$0.38	$0.40	$1.09	$1.48
Diluted	$0.37	$0.39	$1.05	$1.42

Weighted average common and common stock equivalent shares outstanding:
Basic	43,379	42,243	43,372	42,128
Diluted	44,434	43,553	44,345	43,505

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Cash flow from operations:
Net cash provided by operating activities	$97,332	$98,236	$324,885	$274,300
Excess tax benefit from stock-based compensation	2	—	602	922
Increase (decrease) in accounts receivable	(14,183)	2,366	1,230	(10,774)
Increase (decrease) in other current assets	24	(10,560)	2,588	139
Decrease (increase) in accounts payable
and accrued expenses	32,735	(763)	14,346	3,153
Cash flow from operations	$115,910	$89,279	$343,651	$267,740

EBITDAX:
Net income	$16,428	$17,036	$47,203	$62,253
Interest expense	11,225	6,733	29,880	18,322
Income tax expense	21,570	16,662	55,955	61,847
Depreciation, depletion and amortization	62,420	40,709	178,887	104,457
Impairment	826	1,389	826	10,169
Minority interest in earnings of Bois d'Arc Energy	10,778	6,004	25,587	22,433
Stock-based compensation	4,280	3,342	12,910	9,834
Exploration expense	5,710	8,069	36,709	16,662
Unrealized gain on derivatives	—	(1,180)	—	(11,311)
EBITDAX	$133,237	$98,764	$387,957	$294,666

	As of September 30,
	2007	2006

Balance Sheet Data:
Cash and cash equivalents	$17,032	$27,084
Other current assets	93,857	78,089
Property and equipment, net	2,020,736	1,682,758
Other	4,734	4,959
Total assets	$2,136,359	$1,792,890

Current liabilities	$132,878	$122,899
Long-term debt	597,000	455,000
Deferred income taxes	356,050	305,062
Asset retirement obligation	60,436	44,333
Minority interest in Bois d'Arc Energy	251,443	212,683
Stockholders' equity	738,552	652,913
Total liabilities and stockholders' equity	$2,136,359	$1,792,890

COMSTOCK RESOURCES, INC.
CONSOLIDATED OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2007			For the Three Months Ended September 30, 2006
	Onshore(1)	Bois d'Arc Energy	Total	Onshore(1)	Bois d'Arc Energy	Total
Oil production (thousand barrels)	260	448	708	231	370	601
Gas production (million cubic feet – Mmcf)	10,612	8,241	18,853	7,409	6,106	13,515
Total production (Mmcfe)	12,170	10,930	23,100	8,792	8,328	17,120

Oil sales	$16,628	$34,738	$51,366	$13,696	$25,935	$39,631
Gas sales	66,459	53,249	119,708	48,559	41,061	89,620
Total oil and gas sales	$83,087	$87,987	$171,074	$62,255	$66,996	$129,251

Average oil price (per barrel)	$64.06	$77.50	$72.57	$59.42	$70.01	$65.95
Average gas price (per thousand cubic feet – Mcf)	$6.26	$6.46	$6.35	$6.55	$6.72	$6.63
Average price (per Mcf equivalent)	$6.83	$8.05	$7.41	$7.08	$8.04	$7.55
Lifting cost	$17,030	$16,975	$34,005	$13,366	$13,538	$26,904
Lifting cost (per Mcf equivalent)	$1.40	$1.55	$1.47	$1.52	$1.63	$1.57
Oil and Gas Capital Expenditures	$84,669	$44,905	$129,574	$120,656	$77,500	$198,156

	For the Nine Months Ended September 30, 2007			For the Nine Months Ended September 30, 2006
	Onshore(1)	Bois d'Arc Energy	Total	Onshore(1)	Bois d'Arc Energy	Total
Oil production (thousand barrels)	766	1,233	1,999	696	1,033	1,729
Gas production (million cubic feet –Mmcf)	28,462	24,136	52,598	22,327	16,388	38,715
Total production (Mmcfe)	33,056	31,535	64,591	26,501	22,587	49,088

Oil sales	$42,993	$83,844	$126,837	$39,808	$69,215	$109,023
Gas sales	193,101	171,371	364,472	156,909	119,221	276,130
Total oil and gas sales	$236,094	$255,215	$491,309	$196,717	$188,436	$385,153

Average oil price (per barrel)	$56.15	$67.99	$63.45	$57.22	$67.00	$63.06
Average gas price (per thousand cubic feet – Mcf)	$6.78	$7.10	$6.93	$7.03	$7.27	$7.13
Average price (per Mcf equivalent)	$7.14	$8.09	$7.61	$7.42	$8.34	$7.85
Lifting cost	$48,709	$42,559	$91,268	$40,421	$37,799	$78,220
Lifting cost (per Mcf equivalent)	$1.47	$1.35	$1.41	$1.53	$1.67	$1.59
Oil and Gas Capital Expenditures	$286,804	$167,069	$453,783	$212,938	$191,798	$404,736

(1) Includes the onshore results of operations of Comstock Resources, Inc.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2007				For the Three Months Ended September 30, 2006
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	37	51	172	260	29	51	151	231
Gas production (million cubic feet – Mmcf)	6,395	3,426	791	10,612	4,507	2,065	837	7,409
Total production (Mmcfe)	6,616	3,735	1,819	12,170	4,679	2,371	1,742	8,792

Oil sales	$2,610	$3,820	$10,198	$16,628	$1,906	$3,498	$8,292	$13,696
Gas sales	38,802	22,919	4,738	66,459	28,737	14,625	5,197	48,559
Total oil and gas sales	$41,412	$26,739	$14,936	$83,087	$30,643	$18,123	$13,489	$62,255

Average oil price (per barrel)	$70.54	$74.90	$59.29	$64.06	$65.72	$68.59	$54.91	$59.42
Average gas price (per thousand cubic feet – Mcf)	$6.07	$6.69	$5.99	$6.26	$6.38	$7.08	$6.61	$6.55
Average price (per Mcf equivalent)	$6.26	$7.16	$8.21	$6.83	$6.55	$7.64	$7.74	$7.08
Lifting cost(1)	$7,822	$4,276	$4,932	$17,030	$5,568	$3,437	$4,361	$13,366
Lifting cost (per Mcf equivalent)	$1.18	$1.14	$2.71	$1.40	$1.19	$1.45	$2.50	$1.52

Oil and Gas Capital Expenditures:
Acquisitions	$—	$(776)	$—	$(776)	$—	$67,263	$—	$67,263
Leasehold costs	2,266	460	75	2,801	259	882	689	1,830
Exploratory drilling	—	2,607	229	2,836	—	—	—	—
Development drilling	48,045	22,333	6,971	77,349	39,066	6,296	732	46,094
Other development	808	642	1,009	2,459	3,149	353	1,967	5,469
Total	$51,119	$25,266	$8,284	$84,669	$42,474	$74,794	$3,388	$120,656

(1) Includes production taxes of $4,009 and $2,487 for the three months ended September 30, 2007 and 2006, respectively.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2007				For the Nine Months Ended September 30, 2006
	East Texas/				East Texas/
	North	South		Total	North	South		Total
	Louisiana	Texas	Other	Onshore	Louisiana	Texas	Other	Onshore
Oil production (thousand barrels)	122	158	486	766	89	164	443	696
Gas production (million cubic feet – Mmcf)	17,848	8,426	2,188	28,462	13,075	6,728	2,524	22,327
Total production (Mmcfe)	18,578	9,375	5,103	33,056	13,609	7,715	5,177	26,501

Oil sales	$7,500	$10,121	$25,372	$42,993	$5,637	$10,785	$23,386	$39,808
Gas sales	118,793	60,310	13,998	193,101	89,802	50,415	16,692	156,909
Total oil and gas sales	$126,293	$70,431	$39,370	$236,094	$95,439	$61,200	$40,078	$196,717

Average oil price (per barrel)	$61.48	$64.06	$52.21	$56.15	$63.34	$65.76	$52.79	$57.22
Average gas price (per thousand cubic feet – Mcf)	$6.66	$7.16	$6.40	$6.78	$6.87	$7.49	$6.21	$7.03
Average price (per Mcf equivalent)	$6.80	$7.51	$7.72	$7.14	$7.01	$7.93	$7.74	$7.42
Lifting cost(2)	$22,817	$12,060	$13,832	$48,709	$17,229	$10,770	$12,422	$40,421
Lifting cost (per Mcf equivalent)	$1.23	$1.29	$2.71	$1.47	$1.27	$1.40	$2.40	$1.53

Oil and Gas Capital Expenditures:
Acquisitions	$—	$31,189	$—	$31,189	$912	$67,263	$—	$68,175
Leasehold costs	2,801	1,965	2,780	7,546	493	1,067	1,823	3,383
Exploratory drilling	—	7,994	2,430	10,424	—	75	—	75
Development drilling	159,139	49,818	22,913	231,870	91,525	11,903	20,488	123,916
Other development	1,822	1,627	2,326	5,775	11,320	996	5,073	17,389
Total	$163,762	$92,593	$30,449	$286,804	$104,250	$81,304	$27,384	$212,938

(2) Includes production taxes of $10,511 and $8,793 for the nine months ended September 30, 2007 and 2006, respectively.